Exhibit 10.4

SEVENTH AMENDMENT TO TONKIN MINING LEASE

THIS SEVENTH AMENDMENT TO TONKIN MINING LEASE is executed this 18th day of April, 1990, between LYLE F. CAMPBELL, Grantor, and Lyle F. Campbell, Willis M. Rash, Bertha C. Johnson and Jean B. Hickman, Co-Trustees under the Lyle F. Campbell Trust Agreement dated August 5, 1986 and amended on May 21, 1987 and August 19, 1987, Julian E. Simpson and Jean C. Simpson (“Lessors”) and Tonkin Springs Gold Mining Company, a Colorado corporation (“Lessee”).

RECITALS

A.       Lessors and Lessee are parties to a certain Mining Lease (“Mining Lease”) dated effective January 1, 1986, a Memorandum (the “Memorandum”) of which was recorded in Book 148, at Page 110, as Reception No. 104566, and amended on January 10, 1986, September 29, 1986, June 10, 1987, August 29, 1988, January 11, 1989 and June 29, 1989 of the real property records or Eureka County, Nevada.

B.        Article 32 of the Mining Lease requires that if the Lessor locates any unpatented mining claims within an area (the “Boundary Area”) described in Exhibit B to the Mining Lease, the Lessor shall make available to Lessee those claims subject to all the terms and provisions of said Lease, and that Exhibit A to the Mining Lease (being a description of the unpatented mining claims comprising the lease premises), is to be modified and amended to include such claims.

C.        Lessor has located Skip Claims #201-213 (the “Additional Claims”) within the Boundary Area and, concurrently with the execution of this Amendment, has included those claims to the Lease.

D.        Lessors and Lessee desire to amend Exhibit A to the Tonkin Mining Lease and to the Memorandum.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and of the mutual benefits to be derived, Lessors and Lessee agree as follows:

1.         Exhibit A to the Mining Lease and to the Memorandum shall be and is amended to include the Additional Claims as part of the leased premises. The attached Exhibit A to this Seventh Amendment lists those Skip #201-213 Additional Claims. The Exhibit A attached hereto is added to and shall be part of the Exhibit A attached to the Mining Lease and to the Memorandum.

2.         Except as stated in the preceding paragraph, all of the terms and conditions of the Mining Lease remain in full force and effect.

LESSEE:

TONKIN SPRINGS GOLD MINING COMPANY

By:	/s/ David C. Reid
David C. Reid

Title:	Senior Vice President

LESSORS:

THE LYLE F. CAMPBELL TRUST

/s/ Lyle F. Campbell	/s/ Julian E. Simpson
Lyle F. Campbell, Co-Trustee	Julian E. Simpson

/s/ Willis M. Rash	/s/ Jean C. Simpson
Willis M. Rash, Co-Trustee	Jean C. Simpson

/s/ Bertha C. Johnson
Bertha C. Johnson, Co-Trustee

/s/ Jean B. Hickman
Jean B. Hickman, Co-Trustee

ACKNOWLEDGEMENTS

STATE OF COLORADO	)
	)	ss.
COUNTY OF DENVER	)

On this 11th day of June, 1990, personally appeared before me, a Notary Public, David C. Reid, in his capacity as Senior Vice President of Tonkin Springs Gold Mining Company, who acknowledged that he executed the above instrument on behalf of said company, freely and voluntarily and for the uses and purposes therein mentioned.

Witness my hand and official seal.

My commission expires: March 14, 1992
/s/ Sandra J. Harden
Notary Public [ILLEGIBLE]

STATE OF NEVADA	)
	)	ss.
COUNTY OF WASHOE	)

(SEAL Affixed)

On this 8th day of June, 1990, personally appeared before me, a Notary Public, Lyle F. Campbell, known to me to be Co-Trustee for The Lyle F. Campbell Trust, the person whose name is subscribed to the within instrument and, being authorized to do so, acknowledged that he executed the same on behalf of said Trust.

Witness my hand and official seal.

My commission expires: 12-14-92
/s/ Frank Young
Notary Public

(SEAL)FRANK YOUNG Notary Public - State of Nevada Appointment Recorded in Washoe County MY APPOINTMENT EXPIRES DEC 14, 1992

STATE OF COLORADO	)
	)	ss.
COUNTY OF MESA	)

On this 29th day of May 1990, personally appeared before me, a Notary Public, Willis M. Rash, known to me to be Co-Trustee for The Lyle F. Campbell Trust, the person whose name is subscribed to the within instrument and, being authorized to do so, acknowledged that he executed the same on behalf of said Trust.

Witness my hand and official seal.

My commission expires: 24 June 1990		(SEAL Affixed)
/s/ William J. Rash
Notary Public

STATE OF NEVADA	)		William J. Rash 2895 Music Ave. Grand Junction, CO 81506 [303] 243-6344
	)	ss.
COUNTY OF WASHOE	)

On this 8th day of June, 1990, personally appeared before me, a Notary Public, Bertha C. Johnson, known to me to be Co-Trustee for The Lyle F. Campbell Trust, the person whose name is subscribed to the within instrument and, being authorized to do so, acknowledged that he executed the same on behalf of said Trust.

Witness my hand and official seal.

My commission expires: 12-14-92
/s/ Frank Young
Notary Public

STATE OF NEVADA	)		(SEAL)	FRANK YOUNG Notary Public - State of Nevada Appointment Recorded in Washoe County MY APPOINTMENT EXPIRES DEC. 14, 1992
	)	ss.
COUNTY OF WASHOE	)

On this 8th day of June, 1990, personally appeared before me, a Notary Public, Jean B. Hickman, known to me to be Co-Trustee for The Lyle F. Campbell Trust, the person whose name is subscribed to the within instrument and, being authorized to do so, acknowledged that he executed the same on behalf of said Trust.

Witness my hand and official seal.

My commission expires: 12-14-92
/s/ Frank Young
Notary Public

STATE OF HAWAII	)		(SEAL)	FRANK YOUNG Notary Public - State of Nevada Appointment Recorded in Washoe County MY APPOINTMENT EXPIRES DEC. 14, 1992
	)	ss.
COUNTY OF MAUI	)

On this 7th day of May, 1990, personally appeared before me, a Notary Public, Julian E. Simpson and Jean C. Simpson, known to me to be the persons whose names are subscribed to the within instrument and, being authorized to do so, acknowledged that they executed the same as their free act and deed.

Witness my hand and official seal.

My commission expires: Oct 5, 1992
/s/ Elaine Shropshire
Notary Public
(SEAL Affixed)

Number:	32-011-01	OFFICIAL RECORDS RECORDED AT THE REQUEST OF BOOK 214 PAGE 109 U.S. Gold 90 SEP 17 P2:27
County:	Eureka
State:	Nevada
Project:	Rooster (TSN)

EUREKA COUNTY, NEVADA M.N. [ILLEGIBLE] RECORDER FILE NO. 133583 FEE $8.00

EXHIBIT “A”

to the Seventh Amendment of the
Tonkin Mining Lease dated effective January 1, 1986
and amended on January 10, 1986, September 29, 1986, June 10, 1987, August 29, 1988,
January 11, 1989 and June 29, 1989.

	Instrument No.		Date of	Date
Name of Claim	Book	Page	Location	Recorded	Sec.	T.	R.	Meridian	BLM No.

Skip #201	208	291	1-10-90	2-23-90	21	24N	49E	MDB&M	592409
Skip #202	208	292	1-11-90	2-23-90	15,16 21,22	24N	49E	“	592410
Skip #203	208	293	1-11-90	2-23-90	22	24N	49E	“	592411
Skip #204	208	294	1-11-90	2-23-90	21	24N	49E	“	592412
Skip #205	208	295	1-11-90	2-23-90	21,22	24N	49E	“	592413
Skip #206	208	296	1-11-90	2-23-90	21	24N	49E	“	592414
Skip #207	208	297	1-11-90	2-23-90	21,22	24N	49E	“	592415
Skip #208	208	298	1-11-90	2-23-90	21	24N	49E	“	592416
Skip #209	208	299	1-11-90	2-23-90	21,22	24N	49E	“	592417
Skip #210	208	300	1-11-90	2-23-90	21	24N	49E	“	592418
Skip #211	208	301	1-11-90	2-23-90	21	24N	49E	“	592419
Skip #212	208	302	1-12-90	2-23-90	21	24N	49E	“	592420
Skip #213	208	303	1-12-90	2-23-90	21	24N	49E	“	592421

The above claims are owned by:

The Lyle F. Campbell Trust P.O. Box 7377 Reno, NV 89410	and	Mr. & Mrs. Julian E. Simpson P.O. Box 266 Kihej, Maui, Hawaii 96753

and under Lease to:

Tonkin Springs Gold Mining Company
1600 Stout Street, Suite 1600
Denver, CO 80202